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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 24, 2002


                                  iVillage Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                    000-25469                 13-3845162
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       (State or other          (Commission File Number)      (IRS Employer
jurisdiction of organization)                               Identification No.)



500-512 Seventh Avenue, New York, New York                      10018
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



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          (Former name or former address if changed since last report)



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Item 5.  Other Events

         On May 24, 2002, iVillage Inc. ("iVillage") issued a press release announcing that it has completed its acquisition of Promotions.com, Inc. ("Promotions.com") after receiving the approval of Promotions.com's stockholders for the transaction at a special meeting held on May 24, 2002. Under the terms of the merger agreement, iVillage, through a wholly-owned subsidiary, acquired the remaining outstanding shares of common stock of Promotions.com that had not been obtained by iVillage through an exchange offer completed on April 18, 2002. With the closing of this transaction, Promotions.com became a wholly-owned subsidiary of iVillage.

         A copy of iVillage's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

         99.1 Press Release dated May 24, 2002 regarding iVillage Inc.'s announcement of its acquisition of Promotions.com, Inc.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        iVillage Inc.
                                        (Registrant)

Date:  May 24, 2002                 By: /s/ Steven A. Elkes
                                        -------------------
                                        Steven A. Elkes
                                        Executive Vice President--Operations and
                                        Business Affairs


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                                  EXHIBIT INDEX


Exhibits
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99.1     Press Release dated May 24, 2002 regarding iVillage Inc.'s announcement of its acquisition of Promotions.com, Inc.